UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020 (October 28, 2020)

Watford Holdings Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-38788 (Commission File No.)	98-1155442 (I.R.S. Employer Identification Number)
Waterloo House, 1st Floor 100 Pitts Bay Road, Pembroke HM 08, Bermuda (Address of principal executive offices)
(441) 278-3455 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WTRE	Nasdaq Global Select Market
8½% Cumulative Redeemable Preference Shares	WTREP	Nasdaq Global Select Market

Item 2.02        Results of Operations and Financial Condition

    On October 29, 2020, Watford Holdings Ltd. (“the Company”) issued a press release reporting its earnings for the quarter ended September 30, 2020. The press release is attached hereto as Exhibit 99.1.

    The information in Items 2.02 and 9.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2020, John Rathgeber, who is a director on the Board of Directors (the “Board”) of the Company, notified the Board in writing of his resignation with immediate effect. Mr. Rathgeber, as previously announced, had retired as Chief Executive Officer of the Company on March 31, 2020 and his resignation from the Board was for personal reasons and not the result of any disputes or disagreements with the Company. The Company appreciates Mr. Rathgeber's many contributions and dedicated service to the Company over the past six years, both as a director and as the Company's former Chief Executive Officer.

Item 9.01        Financial Statements and Exhibits

(d): The following exhibit is being filed herewith.

99.1        Press release dated October 29, 2020.

Exhibit Number	Description of Document
99.1	Press Release dated October 29, 2020 announcing the earnings of Watford Holdings Ltd. for the quarter ended September 30, 2020

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2020

WATFORD HOLDINGS LTD.

By:	/s/ Robert L. Hawley
Robert L. Hawley, Chief Financial Officer

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